ALTSHARES TRUST

AltShares Merger Arbitrage ETF and AltShares Event-Driven ETF

(together, the “Funds”)

Supplement dated July 27, 2026 to the Statement of Additional
Information of the Funds dated September 26, 2025, as supplemented (the “SAI”)

This supplement contains new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Board of Trustees (the “Board”) of AltShares Trust has accepted the resignation and retirement of Ms. Nancy M. Morris from her role as Trustee of AltShares Trust effective June 2026. Accordingly, all references and information relating to Ms. Morris in the Funds’ SAI are hereby removed.

The other Trustees who currently serve on the Board, Mr. John C. Alvarado, Mr. Stephen R. Byers, Mr. Robert P. Herrmann, Mr. John S. Orrico, and Mr. Francis X. Tracy, will continue to serve in their current roles.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.